Exhibit 10.63

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]

AMENDMENT NO. 6 TO AMENDED AND RESTATED
DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This Amendment No. 6 to the Amended and Restated Development and Commercialization Agreement (“Amendment”) is dated as of June 12, 2025 (“Effective Date”), by and between Insulet Corporation (“Insulet”) and Abbott Diabetes Care Inc. (“ADC”).

WHEREAS, Insulet and ADC are parties to that certain Amended and Restated Development and Commercialization Agreement dated as of September 13, 2021, as amended by Amendment No. 1 through Amendment No. 5 (the “Agreement”); and
WHEREAS, Insulet and ADC wish to amend the Agreement as set forth herein, effective as of the Effective Date.
NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.
1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2.The following definitions will be added to Article I:
[***]
5.Section 3.6(f) is hereby amended to [***].
6.The definition for [***] are hereby amended to [***].
7.The definition for “[***]” is hereby amended to [***].
8.The following is hereby added to the end of Section 3.1(b):
“The Parties shall negotiate in good faith and present to the JSC for approval within [***] after the effective date of Amendment No. 6 to this Agreement a development plan to [***], which plan shall be considered as part of the Development Plan. If the Parties are unable to reach agreement on a draft development plan for [***] for submission to the JSC within such [***] period, then either Party may refer the matter to the JSC for resolution at its next meeting. If the JSC is unable to resolve the matter within [***] after its next meeting, either Party may refer the matter to the Senior Officers for resolution pursuant to Section 2.5.
Within [***] after the JSC’s approval of the amended Development Plan to cover the [***] as required in the paragraph above, ADC will provide a first draft of the specifications to Insulet that may be required if the Parties reach agreement to [***]. Both Parties understand that [***]. Both Parties also understand that further terms will need to be negotiated and mutually agreed [***]. After the JSC approval of the amended Development Plan as required in the paragraph above, the Parties shall negotiate in good faith such additional terms and the possibility of [***]. Notwithstanding the foregoing, nothing in Amendment No. 6 to this Agreement shall be construed as a representation or obligation of ADC to [***], Insulet during the term of the Agreement. Notwithstanding the foregoing, nothing in the Agreement or in Amendment No. 6 to the Agreement shall be construed as a representation or obligation for Insulet to [***] unless (i) the Parties mutually agree upon a development plan for [***], and (ii) ADC [***] with the [***], in order for [***].”
The following is hereby added after the second sentence of Section 3.10:
“Within [***] after the effective date of Amendment No. 6 to this Agreement, the Parties shall negotiate in good faith any necessary amendments to the [***].”

9.Section 7.1(a) is hereby amended to [***].
10.Article VIII is hereby amended to add a new Section 8.6 as follows:
“8.6 [***]
11.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
12.Conflicts. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.
13.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

{Signature Page Follows}

IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized representatives of Insulet and ADC on the date first set forth above.

ABBOTT DIABETES CARE INC.

By: /s/ Ruchi Varshneya
Name: Ruchi Varshneya
Title: DVP Global Strategic Marketing
Date: 6/12/2025

INSULET CORPORATION

By: /s/ Adam Cate
Name: Adam Cate
Title: GVP, Omnipod 5 Franchise Group Head
Date: 6/12/2025

SIGNATURE PAGE TO AMENDMENT 6